UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock Equity Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Equity Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.29%	9.71%

U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)

International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)

Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2020	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund underperformed its benchmark, the Russell 1000® Value Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index

What factors influenced performance?

The largest detractor from relative performance was a combination of stock selection and allocation decisions within the health care sector. Most prominently, selection decisions in pharmaceuticals and health care equipment & supplies weighed on relative returns, as did an overweight exposure to the health care providers & services industry and underweight exposure to life sciences tools & services. Within utilities, stock selection in the electric utilities industry accounted for the vast majority of relative underperformance within the sector. Underweight exposure to machinery and building products and stock selection among aerospace & defense companies within industrials also led to underperformance. Lastly, stock selection in financials, an underweight position in materials, and an elevated cash balance hurt relative returns.

Conversely, at the sector level, the largest contributor to relative performance came from a combination of stock selection and allocation decisions in the information technology (“IT”) sector. Notably, stock selection in the IT services, semiconductors & semiconductor equipment and technology hardware, storage & peripherals industries contributed to relative returns. A lack of exposure to real estate also boosted relative performance, primarily due to underweight exposure to equity real estate investment trusts. Lastly, stock selection in the energy sector added to relative performance, mostly due to selection decisions in the oil, gas & consumable fuels industry.

The largest contribution to relative performance during the period came from stock selection and allocation decisions in the consumer discretionary sector. Notably, selection decisions and overweight exposure to the multi-line retail and household durables industries proved beneficial, as did a lack of exposure to the hotels, restaurants & leisure industry. A combination of stock selection and underweight exposure to industrials also boosted relative performance, primarily due to stock selection among aerospace & defense companies and underweight exposure to airlines. In the information technology (“IT”) sector, overweight exposure to software and selection among technology hardware, storage & peripherals companies benefited relative returns. Lastly, stock selection in communication services, underweight exposure to real estate, and stock selection in the energy sector added to relative performance.

The Fund’s cash balance at period end was 7.1%. The elevated cash balance was strategic in nature, as the Fund preferred to pair high-quality cyclical exposure with an elevated cash balance to maintain an appropriate risk and potential return profile, especially as many traditional defensive sectors had above-normal valuations. The Fund’s cash balance detracted from relative performance during the period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to IT, financials and consumer discretionary stocks. Exposure to energy, health care and industrials was reduced.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, health care and IT sectors. Relative to the Russell 1000® Value Index benchmark, the largest overweight positions were in financials, energy and health care. The Fund’s most significant relative underweights were in the industrials, real estate and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020 (continued)	BlackRock Equity Dividend Fund

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.87%	(8.01)%	N/A	6.70%	N/A	9.08%	N/A

Service	3.67	(8.31)	N/A	6.40	N/A	8.76	N/A

Investor A	3.70	(8.27)	(13.09)%	6.44	5.30%	8.79	8.21%

Investor C	3.38	(8.88)	(9.74)	5.67	5.67	8.02	8.02

Class K	3.94	(7.90)	N/A	6.82	N/A	9.14	N/A

Class R	3.54	(8.57)	N/A	6.10	N/A	8.46	N/A

Russell 1000® Value Index(c)	7.06	(7.57)	N/A	5.82	N/A	9.48	N/A

S&P 500® Index(d)	13.29	9.71	N/A	11.71	N/A	13.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)	This unmanaged index is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(d)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,038.70	$ 3.65		$ 1,000.00	$ 1,021.63	$ 3.62		0.71%
Service	1,000.00	1,036.70	5.18		1,000.00	1,020.11	5.14		1.01
Investor A	1,000.00	1,037.00	4.93		1,000.00	1,020.37	4.89		0.96
Investor C	1,000.00	1,033.80	8.66		1,000.00	1,016.69	8.59		1.69
Class K	1,000.00	1,039.40	3.03		1,000.00	1,022.23	3.01		0.59
Class R	1,000.00	1,035.40	6.57		1,000.00	1,018.75	6.51		1.28

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	BlackRock Equity Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Verizon Communications, Inc.	4%

Citigroup, Inc.	3

Bank of America Corp.	3

Cognizant Technology Solutions Corp., Class A	3

American International Group, Inc.	2

Anthem, Inc.	2

Samsung Electronics Co. Ltd.	2

Unilever NV, NY Shares	2

Medtronic PLC	2

Sanofi	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	24%

Health Care	17

Information Technology	11

Consumer Staples	9

Communication Services	7

Energy	7

Industrials	6

Consumer Discretionary	6

Utilities	4

Materials	2

Short-Term Securities	7

Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Equity Dividend Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on May 1, 2020 and held through October 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Equity Dividend Fund

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2020	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
BAE Systems PLC	60,093,352	$308,903,308

Air Freight & Logistics — 0.4%
FedEx Corp.	241,215	62,588,056

Automobiles — 1.8%
General Motors Co.(a)	8,344,060	288,120,392

Banks — 8.9%
Bank of America Corp.	19,692,647	466,715,734
Citigroup, Inc.	11,842,309	490,508,439
JPMorgan Chase & Co.	2,054,181	201,391,905
Wells Fargo & Co.	12,101,236	259,571,512

		1,418,187,590

Beverages — 2.3%
Coca-Cola Co.	3,316,900	159,410,214
Constellation Brands, Inc., Class A	1,200,934	198,430,325

		357,840,539

Capital Markets — 5.2%
Charles Schwab Corp.	6,248,605	256,880,152
CME Group, Inc.	750,690	113,143,997
Morgan Stanley	3,990,189	192,127,600
Raymond James Financial, Inc.	3,548,598	271,254,831

		833,406,580

Chemicals — 2.2%
Corteva, Inc.	3,143,293	103,665,803
DuPont de Nemours, Inc.	2,193,035	124,739,831
PPG Industries, Inc.	883,670	114,629,672

		343,035,306

Communications Equipment — 1.9%
Cisco Systems, Inc.	4,322,591	155,181,017
Motorola Solutions, Inc.	969,796	153,285,956

		308,466,973

Consumer Finance — 0.8%
American Express Co.	1,379,290	125,846,420

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(a)	1,356,917	273,961,542
Equitable Holdings, Inc.	5,652,919	121,481,230

		395,442,772

Diversified Telecommunication Services — 3.7%
Verizon Communications, Inc.	10,318,824	588,069,780

Electric Utilities — 1.8%
Edison International	2,637,810	147,822,872
Exelon Corp.	1,218,920	48,622,719
PPL Corp.	3,472,964	95,506,510

		291,952,101

Electrical Equipment — 0.1%
Siemens Energy AG(a)	810,040	17,736,167

Food Products — 1.1%
Danone SA	1,529,510	84,834,576
Nestle SA, Registered Shares	857,293	96,426,506

		181,261,082

Health Care Equipment & Supplies — 5.9%
Alcon, Inc.(a)	3,035,825	172,596,122

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV(a)	6,635,838	$307,350,449
Medtronic PLC	3,417,924	343,740,616
Zimmer Biomet Holdings, Inc.	824,047	108,856,609

		932,543,796

Health Care Providers & Services — 6.1%
Anthem, Inc.	1,324,403	361,297,138
CVS Health Corp.	3,734,950	209,493,346
Humana, Inc.	165,740	66,176,667
McKesson Corp.	857,936	126,536,981
UnitedHealth Group, Inc.	703,580	214,690,401

		978,194,533

Household Durables — 1.2%
Newell Brands, Inc.	5,849,314	103,298,885
Sony Corp.	1,087,400	90,652,649

		193,951,534

Industrial Conglomerates — 2.4%
General Electric Co.	26,353,179	195,540,588
Siemens AG, Registered Shares	1,619,531	189,996,952

		385,537,540

Insurance — 6.9%
Allstate Corp.	1,121,237	99,509,784
American International Group, Inc.	11,702,786	368,520,731
Arthur J Gallagher & Co.	2,971,727	308,197,807
Fidelity National Financial, Inc.	4,211,956	131,792,103
First American Financial Corp.	348,480	15,538,723
MetLife, Inc.	4,785,041	181,113,802

		1,104,672,950

IT Services — 3.8%
Cognizant Technology Solutions Corp., Class A	5,223,093	373,033,302
Visa, Inc., Class A	1,287,101	233,879,123

		606,912,425

Media — 3.0%
Comcast Corp., Class A	7,556,954	319,205,737
Fox Corp., Class A	6,051,760	160,492,675
Fox Corp., Class B(a)	156,870	4,100,582

		483,798,994

Multiline Retail — 0.4%
Dollar General Corp.	261,088	54,491,676

Multi-Utilities — 2.2%
NiSource, Inc.	4,480,330	102,913,180
Public Service Enterprise Group, Inc.	4,310,209	250,638,653

		353,551,833

Oil, Gas & Consumable Fuels — 6.5%
ConocoPhillips	6,032,004	172,635,955
Enterprise Products Partners LP	13,119,276	217,386,403
Equinor ASA	9,480,308	120,965,973
Marathon Petroleum Corp.	8,006,245	236,184,228
Pioneer Natural Resources Co.	1,820,139	144,810,259
Williams Cos., Inc.	7,331,722	140,695,745

		1,032,678,563

Personal Products — 2.2%
Unilever NV, NY Shares	6,192,399	350,242,087

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 4.6%
AstraZeneca PLC	2,037,830	$204,609,275
Bayer AG, Registered Shares	4,308,921	202,478,422
Sanofi	3,640,347	328,699,087

		735,786,784

Road & Rail — 1.0%
Union Pacific Corp.	866,005	153,447,426

Semiconductors & Semiconductor Equipment — 1.4%
Applied Materials, Inc.	1,329,180	78,727,332
NXP Semiconductors NV	999,728	135,083,247

		213,810,579

Software — 2.1%
CDK Global, Inc.	1,764,323	76,042,322
Microsoft Corp.	927,981	187,888,313
Open Text Corp.	1,818,562	66,795,782

		330,726,417

Specialty Retail — 2.2%
Lowe’s Cos., Inc.	790,912	125,043,187
Ross Stores, Inc.(a)	1,713,860	145,969,456
TJX Cos., Inc.(a)	1,669,510	84,811,108

		355,823,751

Technology Hardware, Storage & Peripherals — 2.3%
Samsung Electronics Co. Ltd.	7,175,170	360,664,286

Tobacco — 1.9%
Altria Group, Inc.	5,400,638	194,855,019
British American Tobacco PLC	997,140	31,604,722
British American Tobacco PLC, ADR	1,261,180	40,206,418
Philip Morris International, Inc.	570,430	40,511,939

		307,178,098

Security	Shares	Value

Trading Companies & Distributors — 0.7%
Ferguson PLC	1,041,118	$103,404,776

Total Common Stocks — 91.4% (Cost: $12,837,271,710)		14,558,275,114

Preferred Securities

Preferred Stocks — 1.4%

Household Products — 1.4%
Henkel AG & Co. KGaA, Preference Shares	2,253,292	219,269,151

Total Preferred Securities — 1.4% (Cost: $202,021,697)		219,269,151

Total Long-Term Investments — 92.8% (Cost: $13,039,293,407)		14,777,544,265

Short-Term Securities

Money Market Funds — 7.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(b)(c)	1,133,144,342	1,133,144,342

Total Short-Term Securities — 7.1% (Cost: $1,133,144,342)		1,133,144,342

Total Investments — 99.9% (Cost: $14,172,437,749)		15,910,688,607

Other Assets Less Liabilities — 0.1%		15,227,261

Net Assets — 100.0%		$15,925,915,868

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,244,064,340	$—	$ (110,919,998	)(a)	$—	$—	$1,133,144,342	1,133,144,342	$437,876	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Equity Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(13,223,868)	$—	$—	$—	$(13,223,868)

Net Change in Unrealized Appreciation (Depreciation) on
Options purchased(b)	$—	$—	$8,740,530	$—	$—	$—	$8,740,530

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$308,903,308	$—	$308,903,308
Air Freight & Logistics	62,588,056	—	—	62,588,056
Automobiles	288,120,392	—	—	288,120,392
Banks	1,418,187,590	—	—	1,418,187,590
Beverages	357,840,539	—	—	357,840,539
Capital Markets	833,406,580	—	—	833,406,580
Chemicals	343,035,306	—	—	343,035,306
Communications Equipment	308,466,973	—	—	308,466,973
Consumer Finance	125,846,420	—	—	125,846,420
Diversified Financial Services	395,442,772	—	—	395,442,772
Diversified Telecommunication Services	588,069,780	—	—	588,069,780
Electric Utilities	291,952,101	—	—	291,952,101
Electrical Equipment	17,736,167	—	—	17,736,167
Food Products	—	181,261,082	—	181,261,082
Health Care Equipment & Supplies	452,597,225	479,946,571	—	932,543,796
Health Care Providers & Services	978,194,533	—	—	978,194,533
Household Durables	103,298,885	90,652,649	—	193,951,534
Industrial Conglomerates	195,540,588	189,996,952	—	385,537,540
Insurance	1,104,672,950	—	—	1,104,672,950
IT Services	606,912,425	—	—	606,912,425
Media	483,798,994	—	—	483,798,994
Multiline Retail	54,491,676	—	—	54,491,676
Multi-Utilities	353,551,833	—	—	353,551,833
Oil, Gas & Consumable Fuels	911,712,590	120,965,973	—	1,032,678,563
Personal Products	350,242,087	—	—	350,242,087
Pharmaceuticals	—	735,786,784	—	735,786,784
Road & Rail	153,447,426	—	—	153,447,426
Semiconductors & Semiconductor Equipment	213,810,579	—	—	213,810,579

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Software	$330,726,417	$—	$—	$330,726,417
Specialty Retail	355,823,751	—	—	355,823,751
Technology Hardware, Storage & Peripherals	—	360,664,286	—	360,664,286
Tobacco	275,573,376	31,604,722	—	307,178,098
Trading Companies & Distributors	—	103,404,776	—	103,404,776
Preferred Securities
Preferred Stocks	—	219,269,151	—	219,269,151
Short-Term Securities
Money Market Funds	1,133,144,342	—	—	1,133,144,342

	$13,088,232,353	$2,822,456,254	$—	$15,910,688,607

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

October 31, 2020

BlackRock Equity Dividend Fund

ASSETS
Investments at value — unaffiliated(a)	$14,777,544,265
Investments at value — affiliated(b)	1,133,144,342
Foreign currency at value(c)	1,940
Receivables:
Investments sold	225,497,685
Capital shares sold	20,143,244
Dividends — unaffiliated	47,472,874
Dividends — affiliated	39,347
Prepaid expenses	344,848

Total assets	16,204,188,545

LIABILITIES
Payables:
Investments purchased	227,911,341
Accounting services fees	1,149,347
Capital shares redeemed	35,762,162
Investment advisory fees	7,950,415
Trustees’ and Officer’s fees	49,361
Other accrued expenses	3,382,651
Other affiliates	112,961
Professional fees	297,205
Service and distribution fees	1,657,234

Total liabilities	278,272,677

NET ASSETS	$15,925,915,868

NET ASSETS CONSIST OF
Paid-in capital	$13,898,999,928
Accumulated earnings	2,026,915,940

NET ASSETS	$15,925,915,868

(a) Investments at cost — unaffiliated	$13,039,293,407
(b) Investments at cost — affiliated	$1,133,144,342
(c) Foreign currency at cost	$1,937

F I N A N C I A L S T A T E M E N T S	13

Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2020

BlackRock Equity Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$8,304,216,157

Shares outstanding	476,756,697

Net asset value	$17.42

Shares authorized	Unlimited

Par value	$0.10

Service
Net assets	$83,315,113

Shares outstanding	4,804,841

Net asset value	$17.34

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$4,180,572,028

Shares outstanding	240,917,637

Net asset value	$17.35

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$584,630,457

Shares outstanding	35,314,089

Net asset value	$16.56

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$2,367,470,317

Shares outstanding	135,987,035

Net asset value	$17.41

Shares authorized	Unlimited

Par value	$0.10

Class R
Net assets	$405,711,796

Shares outstanding	23,131,155

Net asset value	$17.54

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended October 31, 2020

BlackRock Equity Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$248,984,594
Dividends — affiliated	437,876
Foreign taxes withheld	(5,458,417)

Total investment income	243,964,053

EXPENSES
Investment advisory	47,629,111
Service and distribution — class specific	10,758,818
Transfer agent — class specific	9,552,405
Accounting services	743,050
Registration	229,758
Custodian	169,465
Professional	150,840
Trustees and Officer	118,356
Printing and postage	91,188
Miscellaneous	115,808

Total expenses	69,558,799
Less:
Fees waived and/or reimbursed by the Manager	(427,031)

Total expenses after fees waived and/or reimbursed	69,131,768

Net investment income	174,832,285

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	527,282,808
Foreign currency transactions	(1,283,735)

525,999,073

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(71,802,940)
Foreign currency translations	(43,779)

(71,846,719)

Net realized and unrealized gain	454,152,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$628,984,639

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$174,832,285	$257,297,978	$362,548,251
Net realized gain	525,999,073	736,823,514	2,182,658,083
Net change in unrealized depreciation	(71,846,719)	(2,586,351,989)	(1,900,296,383)

Net increase (decrease) in net assets resulting from operations	628,984,639	(1,592,230,497)	644,909,951

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(270,744,457)	(348,755,055)	(2,135,727,228)
Service	(2,579,626)	(4,229,257)	(24,793,219)
Investor A	(124,841,584)	(155,857,910)	(949,796,662)
Investor C	(26,052,417)	(40,164,167)	(367,454,272)
Investor C1	—	(18,013)	(147,216)
Class K	(76,948,764)	(92,745,449)	(462,295,640)
Class R	(12,294,725)	(17,611,553)	(130,480,365)

Decrease in net assets resulting from distributions to shareholders	(513,461,573)	(659,381,404)	(4,070,694,602)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(556,889,239)	(639,568,595)	1,270,698,999

NET ASSETS

Total decrease in net assets	(441,366,173)	(2,891,180,496)	(2,155,085,652)
Beginning of period	16,367,282,041	19,258,462,537	21,413,548,189

End of period	$15,925,915,868	$16,367,282,041	$19,258,462,537

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.30		$19.70		$23.53	$22.19	$22.33	$24.94	$24.71

Net investment income(a)	0.20		0.29		0.43	0.42	0.43	0.44	0.47
Net realized and unrealized gain (loss)	0.49		(1.98)		0.31	2.28	3.22	0.79	1.34

Net increase (decrease) from investment operations	0.69		(1.69)		0.74	2.70	3.65	1.23	1.81

Distributions(b)
From net investment income		(0.19)	(0.27)		(0.46)	(0.39)	(0.44)	(0.45)	(0.48)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions		(0.57)	(0.71)		(4.57)	(1.36)	(3.79)	(3.84)	(1.58)

Net asset value, end of period	$17.42		$17.30		$19.70	$23.53	$22.19	$22.33	$24.94

Total Return(c)
Based on net asset value	3.87	%(d)	(8.98	)%(d)	4.02%	12.47%	17.13%	6.29%	7.55%

Ratios to Average Net Assets(e)
Total expenses	0.72	%(f)	0.71	%(f)	0.70%	0.72%	0.72%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.70	%(f)	0.69%	0.72%	0.71%	0.69%	0.69%

Net investment income	2.18	%(f)	1.98	%(f)	2.01%	1.86%	1.89%	2.00%	1.86%

Supplemental Data
Net assets, end of period (000)	$8,304,216		$8,412,641		$9,977,737	$11,120,924	$12,305,546	$11,620,763	$13,242,101

Portfolio turnover rate		24%	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.23		$19.61		$23.44	$22.12	$22.26	$24.86	$24.63

Net investment income(a)	0.17		0.24		0.36	0.36	0.39	0.37	0.39
Net realized and unrealized gain (loss)	0.48		(1.96)		0.32	2.26	3.21	0.79	1.33

Net increase (decrease) from investment operations	0.65		(1.72)		0.68	2.62	3.60	1.16	1.72

Distributions(b)
From net investment income		(0.16)	(0.22)		(0.40)	(0.33)	(0.39)	(0.37)	(0.39)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions		(0.54)	(0.66)		(4.51)	(1.30)	(3.74)	(3.76)	(1.49)

Net asset value, end of period	$17.34		$17.23		$19.61	$23.44	$22.12	$22.26	$24.86

Total Return(c)
Based on net asset value	3.67	%(d)	(9.16	)%(d)	3.74%	12.11%	16.92%	5.95%	7.19%

Ratios to Average Net Assets(e)
Total expenses	1.01	%(f)	1.01	%(f)	1.00%	1.01%	0.92%	1.04%	1.02%

Total expenses after fees waived and/or reimbursed, as applicable	1.01	%(f)	1.00	%(f)	0.99%	1.01%	0.92%	1.01%	1.01%

Net investment income	1.89	%(f)	1.68	%(f)	1.69%	1.59%	1.72%	1.68%	1.58%

Supplemental Data
Net assets, end of period (000)	$83,315		$89,711		$130,943	$82,914	$63,273	$86,382	$99,271

Portfolio turnover rate		24%	40%		43%	36%	29%	25%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.24		$19.63		$23.46	$22.13	$22.28	$24.88	$24.65

Net investment income(a)	0.18		0.25		0.37	0.37	0.38	0.39	0.40
Net realized and unrealized gain (loss)	0.48		(1.97)		0.32	2.26	3.20	0.79	1.33

Net increase (decrease) from investment operations	0.66		(1.72)		0.69	2.63	3.58	1.18	1.73

Distributions(b)
From net investment income		(0.17)	(0.23)		(0.41)	(0.33)	(0.38)	(0.39)	(0.40)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions		(0.55)	(0.67)		(4.52)	(1.30)	(3.73)	(3.78)	(1.50)

Net asset value, end of period	$17.35		$17.24		$19.63	$23.46	$22.13	$22.28	$24.88

Total Return(c)
Based on net asset value	3.70	%(d)	(9.14	)%(d)	3.76%	12.18%	16.82%	6.07%	7.25%

Ratios to Average Net Assets(e)
Total expenses	0.96	%(f)	0.95	%(f)	0.96%	0.97%	0.97%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed	0.96	%(f)	0.95	%(f)	0.95%	0.96%	0.96%	0.93%	0.96%

Net investment income	1.95	%(f)	1.73	%(f)	1.74%	1.61%	1.66%	1.76%	1.61%

Supplemental Data
Net assets, end of period (000)	$4,180,572		$3,954,045		$4,504,748	$4,999,366	$5,435,461	$5,951,054	$7,226,833

Portfolio turnover rate		24%	40%		43%	36%	29%	25%	25%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.46		$18.76		$22.62	$21.37	$21.62	$24.27	$24.08

Net investment income(a)	0.10		0.14		0.21	0.20	0.21	0.22	0.22
Net realized and unrealized gain (loss)	0.47		(1.87)		0.29	2.19	3.10	0.76	1.31

Net increase (decrease) from investment operations	0.57		(1.73)		0.50	2.39	3.31	0.98	1.53

Distributions(b)
From net investment income		(0.09)	(0.13)		(0.25)	(0.17)	(0.21)	(0.24)	(0.24)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions		(0.47)	(0.57)		(4.36)	(1.14)	(3.56)	(3.63)	(1.34)

Net asset value, end of period	$16.56		$16.46		$18.76	$22.62	$21.37	$21.62	$24.27

Total Return(c)
Based on net asset value	3.38	%(d)	(9.62	)%(d)	3.01%	11.44%	15.99%	5.24%	6.51%

Ratios to Average Net Assets(e)
Total expenses	1.69	%(f)	1.67	%(f)	1.67%	1.67%	1.69%	1.69%	1.67%

Total expenses after fees waived and/or reimbursed	1.69	%(f)	1.66	%(f)	1.66%	1.67%	1.69%	1.67%	1.66%

Net investment income	1.16	%(f)	1.04	%(f)	1.05%	0.90%	0.94%	1.02%	0.88%

Supplemental Data
Net assets, end of period (000)	$584,630		$1,033,611		$1,615,843	$2,225,355	$2,538,471	$3,043,757	$3,361,651

Portfolio turnover rate		24%	40%		43%	36%	29%	25%	25%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,			Period from 03/28/16 to 07/31/16	(a)
					2019	2018	2017

Net asset value, beginning of period	$17.29		$19.69		$23.52	$22.18	$22.32	$20.97

Net investment income(b)	0.21		0.30		0.45	0.45	0.42	0.09
Net realized and unrealized gain (loss)	0.49		(1.97)		0.32	2.28	3.26	1.48

Net increase (decrease) from investment operations	0.70		(1.67)		0.77	2.73	3.68	1.57

Distributions(c)
From net investment income		(0.20)	(0.29)		(0.49)	(0.42)	(0.47)	(0.22)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	—

Total distributions		(0.58)	(0.73)		(4.60)	(1.39)	(3.82)	(0.22)

Net asset value, end of period	$17.41		$17.29		$19.69	$23.52	$22.18	$22.32

Total Return(d)
Based on net asset value	3.94	%(e)	(8.90	)%(e)	4.14%	12.63%	17.28%	7.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.59	%(g)	0.59	%(g)	0.59%	0.59%	0.59%	0.58	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.59	%(g)	0.58	%(g)	0.58%	0.58%	0.59%	0.57	%(g)(h)

Net investment income	2.32	%(g)	2.10	%(g)	2.10%	1.99%	1.83%	1.22	%(g)

Supplemental Data
Net assets, end of period (000)	$2,367,470		$2,440,035		$2,413,725	$2,229,057	$209,323	$22,861

Portfolio turnover rate		24%	40%		43%	36%	29%	25%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,			Period from 03/28/16 to 07/31/16	(a)
			2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R

	Six Months Ended 10/31/20 (unaudited)		Period from 08/01/19 to 04/30/20		Year Ended July 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.42		$19.82		$23.64	$22.28	$22.41	$25.01	$24.76

Net investment income(a)	0.15		0.21		0.31	0.30	0.31	0.32	0.32
Net realized and unrealized gain (loss)	0.49		(1.99)		0.31	2.29	3.22	0.79	1.35

Net increase (decrease) from investment operations	0.64		(1.78)		0.62	2.59	3.53	1.11	1.67

Distributions(b)
From net investment income		(0.14)	(0.18)		(0.33)	(0.26)	(0.31)	(0.32)	(0.32)
From net realized gain		(0.38)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)	(1.10)

Total distributions		(0.52)	(0.62)		(4.44)	(1.23)	(3.66)	(3.71)	(1.42)

Net asset value, end of period	$17.54		$17.42		$19.82	$23.64	$22.28	$22.41	$25.01

Total Return(c)
Based on net asset value	3.54	%(d)	(9.35	)%(d)	3.42%	11.86%	16.44%	5.70%	6.96%

Ratios to Average Net Assets(e)
Total expenses	1.29	%(f)	1.28	%(f)	1.27%	1.28%	1.29%	1.27%	1.28%

Total expenses after fees waived and/or reimbursed, as applicable	1.28	%(f)	1.27	%(f)	1.27%	1.28%	1.28%	1.25%	1.28%

Net investment income	1.61	%(f)	1.42	%(f)	1.44%	1.29%	1.33%	1.44%	1.28%

Supplemental Data
Net assets, end of period (000)	$405,712		$437,238		$614,787	$754,259	$819,982	$862,531	$987,928

Portfolio turnover rate		24%	40%		43%	36%	29%	25%	25%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 08/01/19 to 04/30/20	Year Ended July 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years(c)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of the Fund and the Board of Directors of FDP BlackRock Equity Dividend Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Institutional	270,225	0.59119094	Institutional	159,754
Investor A	3,591,270	0.58436499	Investor A	2,098,612
Investor C	1,280,273	0.59196067	Investor C	757,871

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$59,411,744
Paid-in-capital	48,924,157
Accumulated earnings	10,487,587

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $19,356,330,228. The aggregate net assets of the Fund immediately after the reorganization amounted to $19,415,741,972. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FDP BlackRock Equity Dividend Fund	$59,613,327	$48,263,983

The purpose of these transactions was to combine funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 23, 2019.

Assuming the reorganization had been completed on August 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the period ended April 30, 2020, are as follows:

• Net investment income: $257,393,501

• Net realized and change in unrealized loss on investments: $(1,848,861,671)

• Net decrease in net assets resulting from operations: $(1,591,468,170)

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since September 23, 2019.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45

For the six months ended October 31, 2020, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $108,297.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

BlackRock Equity Dividend Fund	$112,487	$5,346,792	$4,193,447	$1,106,092	$10,758,818

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional

Amounts paid to affiliates	$27,495

26	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$11,589	$227	$40,241	$14,169	$2,576	$1,717	$70,519

For the six months ended October 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$5,733,725	$80,012	$2,731,918	$458,964	$103,685	$444,101	$9,552,405

Other Fees: For the six months ended October 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $59,720.

For the six months ended October 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$26,575	$27,753	$54,328

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended October 31, 2020, the amounts waived were $427,031.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, affiliated and exchange-traded funds that have a contractual management fee through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2020 there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

During the six months ended October 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.    PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were $3,748,999,240 and $4,512,479,840, respectively.

8.    INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Equity Dividend

Tax cost	$14,299,815,625

Gross unrealized appreciation	$2,524,977,376
Gross unrealized depreciation	(914,104,394)

Net unrealized appreciation (depreciation)	$1,610,872,982

9.    BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2020, the Fund did not borrow under the credit agreement.

10.    PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

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Notes to Financial Statements (unaudited) (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.    CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/20		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19
BlackRock Equity Dividend Fund	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	49,887,983	$901,250,866	93,069,947	$1,699,543,401	106,237,504	$2,189,303,047
Shares issued in reinvestment of distributions	12,371,343	223,555,457	14,970,125	293,732,362	90,420,913	1,811,493,936
Shares issued in reorganization	—	—	159,754	3,194,717	—	—
Shares redeemed	(71,694,881)	(1,287,870,558)	(128,512,364)	(2,416,682,704)	(162,804,978)	(3,364,027,610)

	(9,435,555)	$(163,064,235)	(20,312,538)	$(420,212,224)	33,853,439	$636,769,373

Service
Shares sold	438,223	$7,847,308	789,657	$15,052,915	3,434,535	$73,634,514
Shares issued in reinvestment of distributions	143,422	2,579,507	213,392	4,206,785	1,244,718	24,776,200
Shares redeemed	(984,364)	(17,708,475)	(2,473,712)	(46,177,252)	(1,537,706)	(31,967,241)

	(402,719)	$(7,281,660)	(1,470,663)	$(26,917,552)	3,141,547	$66,443,473

Investor A
Shares sold and automatic conversion of shares	36,812,511	$660,461,697	42,924,177	$806,577,191	40,986,213	$864,988,400
Shares issued in reinvestment of distributions	6,675,880	120,213,086	7,682,069	150,632,495	46,024,046	918,518,570
Shares issued in reorganization	—	—	2,098,612	41,803,110	—	—
Shares redeemed	(31,904,996)	(573,740,053)	(52,865,849)	(1,001,991,508)	(70,611,684)	(1,471,360,593)

	11,583,395	$206,934,730	(160,991)	$(2,978,712)	16,398,575	$312,146,377

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/20		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19
BlackRock Equity Dividend Fund (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts

Investor C
Shares sold	1,063,919	$18,173,113	3,540,612	$63,510,486	6,360,981	$126,380,148
Shares issued in reinvestment of distributions	1,442,739	24,723,071	2,005,916	38,052,776	18,314,847	350,404,665
Shares issued in reorganization	—	—	757,871	14,413,917	—	—
Shares redeemed and automatic conversion of shares	(29,980,377)	(513,067,274)	(29,648,732)	(536,536,668)	(36,935,253)	(745,964,755)

	(27,473,719)	$(470,171,090)	(23,344,333)	$(420,559,489)	(12,259,425)	$(269,179,942)

Investor C1(a)
Shares sold	—	$—	1,824	$35,265	4,738	$97,155
Shares issued in reinvestment of distributions	—	—	929	17,981	7,649	146,983
Shares redeemed	—	—	(38,888)	(748,144)	(50,103)	(1,092,401)

	—	$—	(36,135)	$(694,898)	(37,716)	$(848,263)

Class K
Shares sold	18,298,931	$329,598,221	41,792,147	$779,389,476	31,790,239	$670,517,510
Shares issued in reinvestment of distributions	4,236,242	76,526,003	4,697,413	91,709,179	22,893,556	457,879,751
Shares redeemed	(27,633,485)	(493,851,606)	(27,986,846)	(525,370,612)	(26,867,561)	(576,860,778)

	(5,098,312)	$(87,727,382)	18,502,714	$345,728,043	27,816,234	$551,536,483

Class R
Shares sold	1,229,718	$22,327,998	2,059,350	$38,211,624	2,805,719	$59,345,868
Shares issued in reinvestment of distributions	675,874	12,291,226	882,225	17,605,158	6,474,213	130,417,301
Shares redeemed	(3,873,814)	(70,198,826)	(8,862,679)	(169,750,545)	(10,167,992)	(215,931,671)

	(1,968,222)	$(35,579,602)	(5,921,104)	$(113,933,763)	(888,060)	$(26,168,502)

	(32,795,132)	$(556,889,239)	(32,743,050)	$(639,568,595)	68,024,594	$1,270,698,999

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Equity Dividend Fund (the “Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

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Disclosure of Investment Advisory Agreement  (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management, to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available

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Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	33

Additional Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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Additional Information  (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

A D D I T I O N A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-10/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: December 31, 2020

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